INVENTORY	9 Months Ended
Sep. 30, 2014
Inventory Disclosure [Abstract]
Inventory Disclosure [Text Block]
8. INVENTORY

The components of inventories were as follows:

	December	Sept
(In thousands of U.S. dollars)	31, 2013	30, 2014

Raw materials	1,715	2,197
Finished goods	2,047	4,276

Inventories, net	3,762	6,473

Inventories consist of raw materials and finished products, which are stated at cost determined under the first-in, first-out ("FIFO") method. Raw materials used in the production of pre-clinical and clinical products are expensed as research and development costs when consumed. The Company establishes reserves for inventory estimated to be obsolete, unmarketable or slow-moving on a case by case basis.